                                                                   EXHIBIT 10.30


                                AMENDMENT NO. 1
                                      TO
                          LOAN AND GUARANTY AGREEMENT

     This FIRST AMENDMENT ("First Amendment"), dated as of April 27, 1999, to
                            ---------------
LOAN AND GUARANTY AGREEMENT ("First Priority Loan Agreement"), dated as of April
                              -----------------------------
5, 1999, among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation

("Borrower"), NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., a Virginia
  --------
corporation ("NorthPoint Virginia"), and NORTHPOINT COMMUNICATIONS GROUP, INC.
              -------------------
(formerly known as NORTHPOINT COMMUNICATIONS HOLDINGS, INC.), a Delaware corporation ("Holdings"), as Guarantors, the Lenders party hereto from time to
              --------
time ("Lenders"), Goldman Sachs Credit Partners L.P. ("GSCP"), as a Joint Lead
       -------                                         ----
Arranger (in such capacity, a "Joint Lead Arranger") and Syndication Agent (in
                               -------------------
such capacity, a "Syndication Agent"), Canadian Imperial Bank of Commerce
                  -----------------
("CIBC"), as Administrative Agent (in such capacity, the "Administrative
  ----                                                    --------------
Agent"), Newcourt Commercial Finance Corporation ("Newcourt"),  as Documentation
-----                                              --------
Agent (in such capacity, the "Documentation Agent") and Collateral Agent (in
                              -------------------
such capacity, the "Collateral Agent"), and Capital Syndication Corporation
                    ----------------
("CSC") as a Joint Lead Arranger (in such capacity, a "Joint Lead Arranger").
  ---                                                  -------------------
Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Priority Loan Agreement and in the amendments contained in Section 1 hereof.

                                    RECITALS

     WHEREAS, Company proposes to increase the Revolving Loan Commitment Amount by $10,000,000 (the "Increased Amount") and has requested that certain Lenders
                     ----------------
agree to provide such Increased Amount and that Requisite Lenders agree to modify certain provisions of the First Priority Loan Agreement in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO FIRST PRIORITY LOAN AGREEMENT

     1.1  Definitions.

          A.   Section 1.01 of the First Priority Loan Agreement is hereby
               ------------
amended by amending the definitions of "Commitment Amount" and "Revolving Loan Commitment Amount" as set forth below:

          The definition of "Commitment Amount" is hereby amended to read in its
                             -----------------
entirety as follows:

          "Commitment Amount" shall mean (a) as to any Lender, the aggregate  of
           -----------------
such Lender's Revolving Loan Commitment Amount and Term Loan Commitment Amount as set forth opposite such Lender's name on Annex A to this Agreement or in the
                                            -------
most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitment Amounts and Term Loan Commitment Amounts, which aggregate commitment shall be Sixty Million Dollars ($60,000,000) on the Closing Date, such amount to be increased to Seventy Million Dollars ($70,000,000) on the First Amendment Effective Date, as such amount may be reduced or otherwise adjusted from time to time in accordance with this Agreement.

          The definition of "Revolving Loan Commitment Amount" is hereby amended
                             --------------------------------
to read in its entirety as follows:

          "Revolving Loan Commitment Amount" shall mean (a) as to any Revolving
           --------------------------------
Lender, the aggregate commitment of such Revolving Lender to make Revolving Loans as set forth opposite such Revolving lender's name on Annex A to this
                                                            -------
Agreement or in the most recent Assignment Agreement executed by such Revolving lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Loans, which aggregate commitment shall be Fifty Million Dollars ($50,000,000) on the Closing Date, such amount to be increased to Sixty Million Dollars ($60,000,000) on the First Amendment Effective Date, as such amount may be reduced or otherwise adjusted from time to time in accordance with this Agreement.

          B.   Section 1.01 of the First Priority Loan Agreement is hereby
               ------------
further amended by adding the following definitions in appropriate alphabetical order:

          "First Amendment" means that certain First Amendment dated as of April
           ---------------
27, 1999 by and among Borrower, NorthPoint Virginia, Holdings, Lenders, GSCP, CIBC, Newcourt and CSC.

          "First Amendment Effective Date" means the date of effectiveness of
           ------------------------------
Section 1 to the First Amendment.

     1.2  Amendments to Article VII

          A.   Section 7.01(e) of the First Priority Loan Agreement is hereby
               ---------------
amended to read in its entirety as follows:

          (e) Capital Expenditures.  As of the last day of each fiscal quarter,
              --------------------
Borrower and its Subsidiaries shall not permit Capital Expenditures on a consolidated, cumulative basis from the Closing Date to exceed the correlative amount set forth below:

-----------------------------------------------------------------
Fiscal Quarter Ending               Maximum Cumulative Capital
                                           Expenditures
-----------------------------------------------------------------
June 30, 1999                             $ 45,600,000
-----------------------------------------------------------------
September 30, 1999                        $ 87,500,000
-----------------------------------------------------------------
December 31, 1999                         $122,900,000
-----------------------------------------------------------------
March 31, 2000                            $147,800,000
-----------------------------------------------------------------
June 30, 2000                             $168,500,000
-----------------------------------------------------------------
September 30, 2000                        $172,000,000
-----------------------------------------------------------------
December 31, 2000                         $183,700,000
-----------------------------------------------------------------
March 31, 2001                            $199,400,000
-----------------------------------------------------------------
June 30, 2001                             $213,800,000
-----------------------------------------------------------------

B.   Section 7.02(e) of the First Priority Loan Agreement is hereby amended to
     --------------
read in its entirety as follows:

     (e) Capital Expenditures.  Borrower and its Subsidiaries shall not permit
         --------------------
Capital Expenditures on a consolidated cumulative basis for the period of April 5, 1999 to September 30, 2001 to exceed $253,800,000.

     1.3  Amendment to Annex A.

     Annex A to the First Priority Loan Agreement is hereby amended to read in
     -------
its entirety as set forth on Annex A hereto.

SECTION 2.  AMENDMENT TO INTERCREDITOR AGREEMENT

     The Lenders party hereto hereby authorize and direct the Administrative Agent to enter into an amendment of the Intercreditor Agreement to amend the definition of "First Priority Loan Agreement Obligations" to read in its entirety as follows:

     "First Priority Loan Agreement Obligations" shall mean all obligations of
      -----------------------------------------
every nature of Borrower or any other Credit Party from time to time owed to First Priority Facility Agent or the First Priority Facility Lenders or any of them under the Loan Documents (as defined in the First Priority Loan Agreement); provided, at any date of determination, the aggregate principal amount of Loans (as such term is defined in the First Priority Loan Agreement) constituting "First Priority Loan Agreement Obligations" for purpose hereof shall not exceed an amount equal to (i) $70,000,000, less (ii) the amount of such Loans paid or prepaid to and including such date of determination under the First Priority Loan Agreement.

SECTION 3.  CONDITIONS TO EFFECTIVENESS

     Section 1 of this First Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment
                                                                 ---------------
Effective Date"):
--------------

     3.1 Execution. Credit Parties, Requisite Lenders and each Lender identified on Annex A as providing a portion of the Increased Amount shall have executed this Amendment.

     3.2 Fees. The Administrative Agent and each Lender shall have received all fees and other amounts and reimbursement of costs and expenses due and payable on or prior to the First Amendment Effective Date.

     3.3 Legal Opinions. The Administrative Agent shall have received such legal opinions with respect to this First Amendment as it may reasonably request, in form and substance acceptable to it.

     3.4 Necessary Consents. Each Credit Party shall have obtained all consents necessary or advisable in connection with the transactions contemplated by this First Amendment.

     3.5 Other Documents. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties as Administrative Agent may reasonably request.

SECTION 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the First Priority Loan Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

     4.1 Corporate Power and Authority. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the First Priority Loan Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.
                -----------------

     4.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.

     4.3 No Conflict. The execution and delivery by each Credit Party of this First Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of any Credit Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Credit Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

     4.4 Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     4.5 Binding Obligation. This First Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article III of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they remain true, correct and complete in all material respects on and as of such earlier date.

     4.7 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Default.

SECTION 5.  MISCELLANEOUS

     5.1 Reference to and Effect on the First Priority Loan Agreement and the Other Loan Documents.

          A. On and after the First Amendment Effective Date, each reference in the First Priority Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the First Priority Loan Agreement, and each reference in the other Loan Documents to the "First Priority Loan Agreement", "thereunder", "thereof" or words of like import referring to the First Priority Loan Agreement shall mean and be a reference to the First Priority Loan Agreement as amended by this First Amendment.

          B. Except as specifically amended by this First Amendment, the First Priority Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or Default or Event of Default under, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the First Priority Loan Agreement or any of the other Loan Documents.

     5.2 Headings. Section and Subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

     5.3 Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     5.4 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                         NORTHPOINT COMMUNICATIONS, INC.


                         By:  __________________________________
                             Name:
                             Title:


                         NORTHPOINT COMMUNICATIONS GROUP, INC.

                         By:  __________________________________
                             Name:
                             Title:


                         NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC.

                         By:  __________________________________
                             Name:
                             Title:

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent and Joint Lead Arranger and as a Lender

                         By:  __________________________________
                              Authorized Signatory

                         CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and as Lender

                         By:  _________________________________
                             Name:
                             Title:

                         NEWCOURT COMMERCIAL FINANCE CORPORATION, as
                         Documentation Agent and Collateral Agent and as a Lender

                         By:  _________________________________
                             Name:
                             Title:


                         CAPITAL SYNDICATION
                         CORPORATION, as Joint Lead Arranger

                         By:  _________________________________
                             Name:
                             Title:

                                    ANNEX A


                               Commitment Amount
                               -----------------



                                Revolving Loans


Lender                                        Revolving Loan Commitment Amount
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners L.P.                       $21,666,666.67
-----------------------------------------------------------------------------------------------------------------
Newcourt Commercial Finance Corporation                  $21,666,666.67
-----------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce                       $16,666,666.66
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                    $60,000,000
-----------------------------------------------------------------------------------------------------------------


                                   Term Loans


Lender                                        Term Loan Commitment Amount
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners L.P.                        $3,333,333.33
-----------------------------------------------------------------------------------------------------------------
Newcourt Commercial Finance Corporation                   $3,333,333.33
-----------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce                        $3,333,333.34
-----------------------------------------------------------------------------------------------------------------
TOTAL                                                     $10,000,000
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMITMENTS                             $70,000,000



                                   ANNEX A-1